SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 27, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
            Servicing Agreement, dated as of February 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-2).



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

     New Jersey                 33-5042                21-0627285
   -----------------------------------------------------------------
     (State or                (Commission           (I.R.S. Employer
 other jurisdiction           File Number)          Identification No.)
  of incorporation)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)




    Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On February 27, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-2 (the "Certificates"), consisting of two groups of Certificates (the "Pool 1 Certificates" and the "Pool 2 Certificates"), each evidencing beneficial ownership interests in a single trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of two pools ("Pool 1" and "Pool 2", respectively, and each a "Mortgage Pool") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated February 24, 1997.

Pool 1

The original principal balance of each Class of the Pool 1
Certificates is as follows:

              Class 1-A1           $51,348,218.00
              Class 1-A2           $65,627,405.00
              Class 1-A3            $5,215,005.00
              Class 1-A4           $59,275,041.00
              Class 1-A5           $25,181,058.00
              Class 1-A6           $18,750,423.00
              Class 1-A7           $96,017,481.00
              Class 1-A8            $7,500,000.00
              Class 1-A9            $1,500,000.00
              Class 1-A10           $9,542,448.00
              Class 1-A11          $25,000,000.00
              Class 1-A12           $5,886,977.00
              Class 1-A13           $1,752,000.00
              Class 1-A14             $292,000.00
              Class 1-A15           $8,900,000.00
              Class 1-A16          $42,000,000.00
              Class 1-A17           $3,000,000.00
              Class 1-PO            $1,047,553.00
              Class 1-M             $9,007,000.00
              Class 1-B1            $4,503,000.00
              Class 1-B2            $4,503,000.00
              Class 1-B3            $2,252,000.00
              Class 1-B4              $676,000.00
              Class 1-B5            $1,576,675.22
              Class R                     $100.00
              Class RL                    $100.00
              Class 1-S                     (1)
                                  ---------------
                  Total:          $450,353,484.22

(1) The Class 1-S Certificates are issued with an initial
Notional Principal Balance of $400,593,544.38 and shall bear interest at the rate described in the Prospectus Supplement.

The initial Pool 1 Junior Percentage and Pool 1 Senior Percentage are approximately 5.01% and 94.99%, respectively. The initial Pool 1 Group I Senior Percentage and Pool 1 Group II Senior Percentage are approximately 84.97% and 10.02%, respectively. The "Pool 1 Bankruptcy Loss Amount," the "Pool 1 Fraud Loss Amount" and the "Pool 1 Special Hazard Loss Amount" as of the initial issuance of the Certificates are 0.04% ($192,052), 2.00% ($9,007,070) and 1.00% ($4,503,535), respectively, of the aggregate Scheduled Principal Balances of the Pool 1 Mortgage Loans as of February 1, 1997 (the "Cutoff Date").

Pool 2

The original principal balance of each Class of the Pool 2
Certificates is as follows:

              Class 2-A1           $15,244,000.00
              Class 2-A2           $13,163,000.00
              Class 2-A3           $12,831,000.00
              Class 2-A4                    (1)
              Class 2-A5           $24,799,000.00
              Class 2-A6           $12,513,793.00
              Class 2-A7            $9,000,000.00
              Class 2-PO              $127,781.09
              Class 2-M               $900,265.00
              Class 2-B1              $450,132.00
              Class 2-B2              $450,132.00
              Class 2-B3              $270,079.00
              Class 2-B4              $180,053.00
              Class 2-B5              $225,068.19
              Class 2-S                     (2)
                                   --------------
                  Total:           $90,154,303.28

(1)    The Class 2-A4 Certificates are issued with an initial
       Notional Principal Balance of $1,856,714.00 and shall bear interest at the rate described in the Prospectus
       Supplement.

(2) The Class 2-S Certificates are issued with an initial
Notional Principal Balance of $84,264,724.02 and shall bear interest at the rate described in the Prospectus Supplement.



The initial Pool 2 Junior Percentage and Pool 2 Senior Percentage are approximately 2.75% and 97.25%, respectively. The initial Pool 2 Group I Senior Percentage and Pool 2 Group II Senior Percentage are approximately 87.25% and 10.00%, respectively. The "Pool 2 Bankruptcy Loss Amount," the "Pool 2 Fraud Loss Amount" and the "Pool 2 Special Hazard Loss Amount" as of the initial issuance of the Certificates are 0.11% ($100,000), 1.00% ($901,543) and 2.22% ($2,000,000), respectively, of the aggregate Scheduled Principal Balances of the Pool 2 Mortgage Loans as of the Cut-off Date.

Description of the Mortgage Pools and the Mortgaged Properties


Pool 1

Pool 1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 1 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $450,353,484.94.


The interest rates (the "Mortgage Rates") borne by the 1,528 Pool 1 Mortgage Loans conveyed by GECMSI range from 7.1250% to 9.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 8.0270% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 1 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 1 Mortgage Loans ranged from $60,000.00 to $832,950.00 and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 1 Mortgage Loans is $294,733.95 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 1 Mortgage Loan is May 1992, and the latest scheduled maturity date of any such Mortgage Loan is February 2027. The weighted average Loan-to-Original Value ratio of the Pool 1 Mortgage Loans is 79.2207%.

The Pool 1 Mortgage Loans have the following characteristics as of the Cut-off Date.

(a) The following table sets forth information, as of the Cut-off
Date, with respect to the Mortgage Rates borne by the Pool 1
Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      7.1250%            2            $477,097.29           0.1059%
      7.3750%           16          $4,397,754.82           0.9765%
      7.5000%           63         $17,611,015.24           3.9105%
      7.6250%           80         $24,033,329.59           5.3365%
      7.7500%          221         $65,209,355.10          14.4796%
      7.8750%          258         $77,576,510.25          17.2257%
      8.0000%          260         $76,288,139.55          16.9396%
      8.1250%          194         $58,218,012.48          12.9272%
      8.2500%          173         $51,805,198.63          11.5032%
      8.3750%          100         $28,529,741.74           6.3350%
      8.5000%           87         $23,981,631.91           5.3251%
      8.6250%           37         $11,292,614.81           2.5075%
      8.7500%           21          $5,612,722.95           1.2463%
      8.8750%           11          $4,014,902.14           0.8915%
      9.0000%            3            $802,779.69           0.1783%
      9.2500%            2            $502,678.75           0.1116%
                      ----        ---------------         ---------
        Total         1528        $450,353,484.94         100.0000%

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Pool
1 Mortgage Loans:

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600       24       $4,009,096.80          0.8902%
    $214,601  -  250,000      513     $119,762,292.34         26.5930%
    $250,001  -  300,000      501     $136,769,172.32         30.3693%
    $300,001  -  350,000      227      $73,686,700.10         16.3620%
    $350,001  -  400,000      118      $44,138,712.75          9.8009%
    $400,001  -  450,000       58      $24,574,487.85          5.4567%
    $450,001  -  600,000       68      $34,579,147.36          7.6782%
    $600,001  -  650,000       14       $8,895,968.23          1.9753%
    $650,001  - 1,000,000+      5       $3,937,907.19          0.8744%
                             ----     ---------------        ---------
                  Total      1528     $450,353,484.94        100.0000%


The largest outstanding Pool 1 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $832,483.03.

The smallest outstanding Pool 1 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $59,974.38.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Pool 1
   Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1992            2            $472,442.99           0.1049%
         1994            2            $476,688.69           0.1058%
         1995            4          $1,622,332.55           0.3602%
         1996         1391        $409,363,053.98          90.8983%
         1997          129         $38,418,966.73           8.5308%
                      ----        ---------------         ---------
        Total         1528        $450,353,484.94         100.0000%

d) The following table sets forth information, as of the Cut-off
Date, with respect to the Original Loan-to-Value ratios of the Pool 1 Mortgage Loans at origination:

          LOAN-                           AGGREGATE             % OF
        TO-VALUE                           BALANCES          POOL BY
        RATIO AT           # OF               AS OF        AGGREGATE
       ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
       -----------        -----        ------------        ---------
    00.000  -   50.00        25       $7,226,473.65          1.6046%
    50.001  -   60.00        68      $21,197,925.86          4.7070%
    60.001  -   70.00       141      $46,168,406.91         10.2516%
    70.001  -   75.00       177      $55,672,952.78         12.3621%
    75.001  -   80.00       591     $179,802,522.14         39.9247%
    80.001  -   85.00        35       $9,680,028.88          2.1494%
    85.001  -   90.00       307      $84,459,181.52         18.7540%
    90.001  -   95.00       184      $46,145,993.20         10.2466%
    95.001  -  100.00         0               $0.00          0.0000%
                           ----     ---------------        ---------
          Total            1528     $450,353,484.94        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached             1439        $424,838,992.32          94.3346%
Single-family
 attached               47         $12,563,569.01           2.7897%
Condominium             31          $9,137,349.95           2.0289%
2 - 4 Family Units      11          $3,813,573.66           0.8468%
                      ----        ---------------         ---------
Total                 1528        $450,353,484.94         100.0000%

f) The following table sets forth information, as of the Cut-off
Date, with respect to the occupancy status of the Mortgaged
Properties securing the Pool 1 Mortgage Loans as represented by mortgagors at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied        1478        $437,021,824.03          97.0397%
Vacation                38         $10,166,309.87           2.2574%
Investment              12          $3,165,351.04           0.7029%
                      ----        ---------------         ---------
Total                 1528        $450,353,484.94         100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  2            $497,147.18           0.1104%
Arkansas                 2            $590,426.33           0.1311%
Arizona                 59         $16,547,398.69           3.6743%
California             581        $179,777,296.55          39.9193%
Colorado                48         $13,797,151.82           3.0636%
Connecticut             10          $2,997,514.84           0.6656%
Dist of Columbia         6          $1,743,282.67           0.3871%
Delaware                 2            $480,406.68           0.1067%
Florida                 36         $10,240,154.28           2.2738%
Georgia                 38         $10,591,553.28           2.3518%
Hawaii                   9          $3,683,297.02           0.8179%
Idaho                    3            $884,121.57           0.1963%
Illinois                25          $7,948,937.13           1.7650%
Indiana                  9          $2,625,297.96           0.5829%
Kentucky                 5          $1,419,462.00           0.3152%
Louisiana               11          $3,330,922.20           0.7396%
Massachusetts           44         $12,831,622.50           2.8492%
Maryland                96         $26,329,839.15           5.8465%
Maine                    1            $383,517.37           0.0852%
Michigan                11          $3,164,560.25           0.7027%
Minnesota               14          $3,709,603.84           0.8237%
Missouri                 9          $2,801,127.01           0.6220%
Mississippi              1            $247,329.67           0.0549%
Montana                  1            $229,556.99           0.0510%
Nebraska                 3            $877,445.97           0.1948%
New Hampshire            2            $529,655.18           0.1176%
New Jersey              90         $26,335,936.62           5.8478%
New Mexico              12          $3,744,495.29           0.8315%
Nevada                  21          $6,343,381.11           1.4085%
New York                39         $11,616,589.77           2.5794%
North Carolina          22          $5,369,190.87           1.1922%
North Dakota             2            $493,857.88           0.1097%
Ohio                    14          $4,127,971.81           0.9166%
Oklahoma                 6          $1,696,572.29           0.3767%
Oregon                  14          $3,723,091.14           0.8267%
Pennsylvania            40         $11,940,069.52           2.6513%
Rhode Island             2            $327,688.12           0.0728%
South Carolina           6          $1,152,648.89           0.2559%
South Dakota             2            $726,711.77           0.1614%
Tennessee               14          $3,965,023.91           0.8804%
Texas                   76         $22,177,944.16           4.9246%
Utah                    16          $4,649,252.30           1.0324%
Virginia                86         $23,254,954.38           5.1637%
Washington              30          $8,356,804.12           1.8556%
Wisconsin                6          $1,639,961.87           0.3641%
Wyoming                  2            $452,710.99           0.1005%
                      ----        ---------------         ---------
Total                 1528        $450,353,484.94         100.0000%

h) The following table sets forth information, as of the Cut-off
Date, with respect to the maturity dates of the Pool 1 Mortgage
Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2016            1            $249,121.60           0.0553%
         2017            3            $600,453.06           0.1333%
         2021            1            $253,214.58           0.0562%
         2022            4          $1,112,992.63           0.2471%
         2024            3          $1,225,622.32           0.2721%
         2025            3            $765,773.71           0.1700%
         2026          419        $122,145,217.69          27.1222%
         2027         1094        $324,001,089.35          71.9438%
                      ----        ---------------         ---------
        Total         1528        $450,353,484.94         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 1 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off
Date, with respect to the purpose of the Pool 1 Mortgage Loans:


                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase              1005        $290,576,508.00          64.5219%
Rate Term/Refinance    447        $136,749,340.39          30.3649%
Cash-out Refinance      76         $23,027,636.55           5.1132%
                      ----        ---------------         ---------
Total                 1528        $450,353,484.94         100.0000%

Pool 2

Pool 2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 2 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $90,154,303.28.

The interest rates (the "Mortgage Rates") borne by the 287 Pool 2 Mortgage Loans conveyed by GECMSI range from 6.7500% to 8.6250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.7204% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 2 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 2 Mortgage Loans ranged from $32,000.00 to $1,000,000.00 and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 2 Mortgage Loans is $314,126.49 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 2 Mortgage Loan is June 1995, and the latest scheduled maturity date of any such Mortgage Loan is February 2012. The weighted average Loan-to-Original Value ratio of the Pool 2 Mortgage Loans is 70.1398%.

The Pool 2 Mortgage Loans have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
Date, with respect to the Mortgage Rates borne by the Pool 2
Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.7500%            1             $49,600.00           0.0550%
      6.8750%            2            $528,825.09           0.5866%
      7.0000%            7          $1,856,826.91           2.0596%
      7.1250%            8          $3,454,327.26           3.8316%
      7.2500%           18          $4,969,146.63           5.5118%
      7.3750%           20          $6,569,412.61           7.2869%
      7.5000%           40         $12,347,571.11          13.6960%
      7.6250%           41         $12,510,618.00          13.8769%
      7.7500%           40         $13,062,750.90          14.4893%
      7.8750%           37         $11,333,706.96          12.5715%
      8.0000%           29          $9,308,466.57          10.3250%
      8.1250%           17          $5,648,181.41           6.2650%
      8.2500%           15          $4,720,233.62           5.2357%
      8.3750%            3            $944,162.54           1.0473%
      8.5000%            7          $2,480,292.84           2.7512%
      8.6250%            2            $370,180.83           0.4106%
                       ---         --------------         ---------
        Total          287         $90,154,303.28         100.0000%

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Pool
2 Mortgage Loans:

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600       14       $1,220,302.17          1.3536%
    $214,601  -  250,000       70      $16,536,781.89         18.3428%
    $250,001  -  300,000       88      $24,144,067.45         26.7807%
    $300,001  -  350,000       47      $15,119,560.83         16.7708%
    $350,001  -  400,000       22       $8,357,548.75          9.2703%
    $400,001  -  450,000       12       $5,091,746.22          5.6478%
    $450,001  -  600,000       24      $12,196,611.25         13.5286%
    $600,001  -  650,000        6       $3,802,504.38          4.2178%
    $650,001  - 1,000,000+      4       $3,685,180.34          4.0876%
                              ---      --------------        ---------
            Total             287      $90,154,303.28        100.0000%

The largest outstanding Pool 2 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $1,000,000.00.

The smallest outstanding Pool 2 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $31,906.49.

c) The following table sets forth information, as of the Cut-off
Date, with respect to the years of origination of the Pool 2
Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1995            2            $587,555.99           0.6517%
         1996          248         $78,987,079.32          87.6132%
         1997           37         $10,579,667.97          11.7351%
                       ---         --------------         ---------
        Total          287         $90,154,303.28         100.0000%

d) The following table sets forth information, as of the Cut-off
Date, with respect to the Original Loan-to-Value ratios of the Pool 2 Mortgage Loans at origination:

          LOAN-                           AGGREGATE             % OF
        TO-VALUE                           BALANCES          POOL BY
        RATIO AT           # OF               AS OF        AGGREGATE
       ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
       -----------        -----        ------------        ---------
    00.000  -   50.00        22       $6,904,343.10          7.6584%
    50.001  -   60.00        34      $12,313,439.64         13.6582%
    60.001  -   70.00        59      $20,535,552.86         22.7782%
    70.001  -   75.00        35      $10,290,201.42         11.4140%
    75.001  -   80.00       107      $32,091,968.15         35.5967%
    80.001  -   85.00         3         $813,046.26          0.9018%
    85.001  -   90.00        23       $6,240,374.60          6.9219%
    90.001  -   95.00         4         $965,377.25          1.0708%
    95.001  -  100.00         0               $0.00          0.0000%
                            ---      --------------        ---------
          Total             287      $90,154,303.28        100.0000%

e) The following table sets forth information, as of the Cut-off
Date, with respect to the Mortgaged Properties securing the Pool
2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached              274         $86,451,838.19          95.8932%
Single-family
 attached                1            $236,451.13           0.2623%
Condominium             12          $3,466,013.96           3.8445%
2 - 4 Family Units       0                  $0.00           0.0000%
                       ---         --------------         ---------
Total                  287         $90,154,303.28         100.0000%

f) The following table sets forth information, as of the Cut-off
Date, with respect to the occupancy status of the Mortgaged
Properties securing the Pool 2 Mortgage Loans as represented by mortgagors at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied         265         $83,751,538.11         92. 8980%
Vacation                19          $5,629,728.77           6.2445%
Investment               3            $773,036.40           0.8575%
                       ---         --------------         ---------
        Total          287         $90,154,303.28         100.0000%

g) The following table sets forth information, as of the Cut-off
Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  2            $291,600.00           0.3234%
Arizona                  7          $1,833,905.70           2.0342%
California              75         $26,521,896.86          29.4184%
Colorado                 8          $1,990,856.79           2.2083%
Connecticut              6          $2,449,896.76           2.7174%
Dist of Columbia         1            $515,000.00           0.5712%
Florida                 17          $5,293,431.89           5.8715%
Georgia                 11          $2,614,396.48           2.8999%
Hawaii                   1            $444,688.43           0.4933%
Idaho                    1            $233,790.40           0.2593%
Illinois                 9          $3,235,963.32           3.5894%
Indiana                  4          $1,442,216.17           1.5997%
Kentucky                 1            $276,144.90           0.3063%
Louisiana                4          $1,243,784.13           1.3796%
Maine                    2            $499,287.52           0.5538%
Massachusetts            8          $2,922,193.40           3.2413%
Maryland                 9          $2,656,821.48           2.9470%
Michigan                 1            $256,863.63           0.2849%
Minnesota                2            $598,221.61           0.6636%
Mississippi              3          $1,067,564.66           1.1842%
Missouri                 1            $249,293.39           0.2765%
North Carolina           6          $1,405,709.48           1.5592%
New Hampshire            1            $230,146.82           0.2553%
New Jersey              12          $3,867,644.08           4.2900%
New Mexico               1            $281,309.17           0.3120%
Nevada                   4          $1,260,738.82           1.3984%
New York                 8          $2,716,502.85           3.0132%
Oklahoma                 4          $1,138,428.03           1.2628%
Oregon                   5          $1,490,789.00           1.6536%
Pennsylvania            10          $2,980,660.36           3.3062%
Rhode Island             1            $458,564.42           0.5086%
South Carolina           4            $168,777.92           0.1872%
South Dakota             1            $371,752.04           0.4124%
Tennessee                9          $2,614,692.36           2.9002%
Texas                   29          $9,097,374.64          10.0909%
Utah                     2            $541,064.93           0.6002%
Virginia                 6          $1,804,893.93           2.0020%
Washington               8          $2,261,196.21           2.5081%
Wisconsin                3            $826,240.70           0.9165%
                       ---         --------------         ---------
Total                  287         $90,154,303.28         100.0000%

h) The following table sets forth information, as of the Cut-off
Date, with respect to the maturity dates of the Pool 2 Mortgage
Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2007            3            $850,950.00           0.9439%
         2010            3            $709,814.35           0.7873%
         2011          130         $42,363,438.37          46.9899%
         2012          151         $46,230,100.56          51.2789%
                       ---         --------------         ---------
        Total          287         $90,154,303.28         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 2 Mortgage Loans calculated as of the Cut-off Date is 177 months.

i) The following table sets forth information, as of the Cut-off
Date, with respect to the purpose of the Pool 2 Mortgage Loans:


                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               139         $43,729,561.10          48.5053%
Rate Term/Refinance    123         $41,067,370.55          45.5523%
Cash-out Refinance      25          $5,357,371.63           5.9424%
                       ---         --------------         ---------
Total                  287         $90,154,303.28         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement dated as of October 23, 1995 and the related Terms Agreement dated as of February 24, 1997 for the Series 1997-2 Certificates between GE Capital Mortgage Services, Inc. and Salomon Brothers Inc. and the Underwriting Agreement dated as of April 24, 1995 and the related Terms Agreement dated as of February 24, 1997 for the Series 1997-2 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated and the Underwriting Agreement dated as of February 24, 1997 and the related Terms Agreement dated as of February 24, 1997 for the Series 1997-2 Certificates between GE Capital Mortgage Services, Inc. and Deutsche Morgan Grenfell Inc.

4.1 The Pooling and Servicing Agreement for the Series 1997-2 Certificates dated as of February 1, 1997 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GE Capital Mortgage Services, Inc.


                                      By:    /s/ Syed W. Ali
                                         ----------------------------
                                      Name:  Syed W. Ali
                                      Title:  Vice President







Dated as of February 27, 1997

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GE Capital Mortgage Services, Inc.


                                      By:
                                         ----------------------------
                                      Name:  Syed W. Ali
                                      Title:  Vice President







Dated as of February 27, 1997

                              EXHIBIT INDEX




The exhibits are being filed herewith:


-------------------------------------------------------------------------------
       EXHIBIT NO.                DESCRIPTION                   PAGE
-------------------------------------------------------------------------------

           1.1         The Underwriting Agreement
                       dated as of October 23, 1995 and
                       the related Terms Agreement
                       dated as of February 24, 1997
                       between GE Capital Mortgage
                       Services, Inc. and Salomon
                       Brothers Inc. and the
                       Underwriting Agreement dated as
                       of April 24, 1995 and the related
                       Terms Agreement dated as of
                       February 24, 1997 between GE
                       Capital Mortgage Services, Inc.
                       and PaineWebber Incorporated
                       and the Underwriting Agreement
                       dated as of February 24, 1997 and
                       the related Terms Agreement
                       dated as of February 24, 1997
                       between GE Capital Mortgage
                       Services, Inc. and Deutsche
                       Morgan Grenfell Inc.

           4.1         The Pooling and Servicing
                       Agreement for the Series 1997-2
                       Certificates dated as of February
                       1, 1997 between GE Capital
                       Mortgage Services, Inc., as seller
                       and servicer, and State Street
                       Bank and Trust Company, as
                       trustee.
-------------------------------------------------------------------------------